Exhibit 10.1

SECOND AMENDMENT TO

LIMITED WAIVER TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO LIMITED WAIVER TO CREDIT AGREEMENT dated as of September 13, 2017 (this “Second Amendment to Limited Waiver”), is entered into among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Company”), the Guarantors identified on the signature pages hereto, the Lenders party hereto, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Limited Waiver described below.

RECITALS

WHEREAS, reference is made to the First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017 (as amended by the Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, and as otherwise amended from time to time, the “Limited Waiver”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent and the Lenders party thereto;

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Limited Waiver; and

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, are willing to agree to such amendments in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendment of Limited Waiver. Section 1(a) of the Limited Waiver is hereby amended and restated in its entirety as follows:

“(a) Annual Financial Statements. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Lenders party hereto hereby waive (with retroactive effect to March 31, 2017) any Default or Event of Default that has arisen or that may arise under the Credit Agreement or any other Loan Document from the failure to deliver, by March 31, 2017, the Company’s audited annual financials for the fiscal year ended December 31, 2016, together with the related report and opinion and other items required by Section 6.01(a) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement (collectively, the “Annual Financial Statement Deliverables”). The waiver in this Section 1(a) shall remain in effect at all times from and after March 31, 2017, so long as the Annual Financial Statement Deliverables are delivered in accordance with the Credit Agreement by no later than September 30, 2017; and failure to so deliver all or any of the Annual Financial Statement Deliverables on or prior to September 30, 2017, shall constitute an immediate Event of Default.”

2. Reserved.

3. Consent Fee. The Company agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Lender who consents to this Second Amendment to Limited Waiver by executing and delivering to the Administrative Agent (or its counsel) a signature page hereto by 5:00 p.m., New York City time, on September 13, 2017 (each such Lender, a “Consenting Lender” and, collectively, the “Consenting Lenders”), a consent fee equal to 25 basis points on the aggregate principal amount of the Revolving Credit Commitments and Term Loans of such Consenting Lender as of the Effective Date (as defined below) (collectively, the “Consent Fees”); it being understood that (x) all Consent Fees payable to Consenting Lenders shall be payable in full only if consents from the Required Lenders are received on the Effective Date and (y) the Company in its sole discretion may pay Consent Fees for the account of Lenders who consent to this Second Amendment to Limited Waiver after the above specified deadline. Failure to so pay, or cause to be paid, to the Administrative Agent, for the account of each Consenting Lender, the Consent Fees on or prior to 5:00 p.m., New York City time, on September 15, 2017, shall constitute an immediate Event of Default.

4. Effectiveness; Conditions Precedent. This Second Amendment to Limited Waiver shall be effective, as of the date first above written, on the first date (the “Effective Date”) on which each of the following conditions is satisfied:

(a) The Administrative Agent (or its counsel) shall have received from the Company, the Guarantors and the Required Lenders either a counterpart of this Second Amendment to Limited Waiver signed on behalf of such party or evidence satisfactory to the Administrative Agent (or its counsel), which may include a facsimile transmission or other electronic transmission (including email as .pdf or .tif attachment), that such party has signed a counterpart hereof.

(b) The representations and warranties set forth in Section 6 of this Second Amendment to Limited Waiver shall be true and correct as of the date hereof.

5. Reaffirmation.

(a) Validity of Obligations. The Company and each other Loan Party acknowledges and agrees that, both before and after giving effect to this Second Amendment to Limited Waiver, the Company and each other Loan Party is indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and the Company and each other Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

(b) Validity of Guarantees. Each Guarantor hereby confirms and agrees that, its guarantee under the Credit Agreement is, and shall continue to be, in full force and effect, and shall apply to all Obligations and such guarantee is hereby ratified and confirmed in all respects.

(c) Validity of Liens and Loan Documents. The Company and each other Loan Party hereby agrees and confirms that the Credit Agreement and each other Loan Document constitutes a legal, valid and binding obligation of the Company and each other Loan Party, in each case, to the extent party to such Loan Document, enforceable against the Company and each other Loan Party in accordance with its terms. The Company and each other Loan Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties to secure any of the Obligations by the Company or any other Loan Party pursuant to the Loan Documents to which any of the Company or any other Loan Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Second Amendment to Limited Waiver, and except as expressly amended by this Second Amendment to Limited Waiver, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Second Amendment to Limited Waiver, each reference in the Loan Documents to the “Credit Agreement”,

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“thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Second Amendment to Limited Waiver. This Second Amendment to Limited Waiver shall constitute a “Loan Document” for purposes of the Credit Agreement.

6. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Power; Authorization; Enforceable Obligations. The Company and each other Loan Party has the requisite power and authority, and the legal right, to enter into this Second Amendment to Limited Waiver. The Company and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Second Amendment to Limited Waiver. This Second Amendment to Limited Waiver constitutes a legal, valid and binding obligation of the Company and each other Loan Party signatory hereto, enforceable against the Company and each other Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Accuracy of Representations and Warranties. Immediately after giving effect to this Second Amendment to Limited Waiver on the Effective Date, the representations and warranties of the Company and each other Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, in the Credit Agreement) are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) No Default or Event of Default. As of the Effective Date, immediately after giving effect to this Second Amendment to Limited Waiver, no Default or Event of Default exists.

7. Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Second Amendment to Limited Waiver, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel, in each case, in the manner set forth in Section 10.04 of the Credit Agreement.

8. Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Second Amendment to Limited Waiver.

9. Counterparts. This Second Amendment to Limited Waiver is a Loan Document. This Second Amendment to Limited Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Second Amendment to Limited Waiver by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Second Amendment to Limited Waiver.

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10. GOVERNING LAW. THIS SECOND AMENDMENT TO LIMITED WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS SECOND AMENDMENT TO LIMITED WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

11. Effect of Agreement. Except as expressly set forth herein, this Second Amendment to Limited Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

12. Successors and Assigns. This Second Amendment to Limited Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Limited Waiver to be duly executed as of the date first above written.

GLOBAL EAGLE ENTERTAINMENT INC., as Borrower

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

AIRLINE MEDIA PRODUCTIONS, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

ENTERTAINMENT IN MOTION, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

EMC INTERMEDIATE, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

INFLIGHT PRODUCTIONS USA INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

POST MODERN EDIT, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

THE LAB AERO, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

ROW 44, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

N44HQ, LLC
By: Row 44, Inc., its Sole Member

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

EMERGING MARKETS COMMUNICATIONS, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

EMC ACQUISITION, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

SCISCO PARENT, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

SEAMOBILE INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MARITEL HOLDINGS, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MARITIME TELECOMMUNICATIONS NETWORK, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MTN GOVERNMENT SERVICES, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

MTN LICENSE CORP.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

EMC-JV HOLDCO LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

CITIBANK,N.A., as Administrative Agent, L/C Issuer, Swing Line Lender and Lender

By:	/s/ Sigrid M. Nubla
Name:	Sigrid M. Nubla
Title:	SVP

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

MARATHON CLO IX LTD., as a Lender
By: MARATHON ASSET MANAGEMENT, L.P.as Portfolio Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Marathon CLO VI, Ltd., as a Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

MARATHON CLO VII LTD., as a Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Marathon CLO VIII Ltd., as a Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Bank of America, N.A., as Lender

By:	/s/ Ryan Pennetti
Name:	Ryan Pennetti
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Bower 1 LLC , as a Lender
By: Citibank, N.A.,

By:	/s/ Mitesh Bhakta
Name:	Mitesh Bhakta
Title:	Associate Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Vector Trading (Cayman), LP, as Lender

By:	/s/ James Murray
Name:	James Murray
Title:	Authorized Person

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VC4 Debt Investments (US) LLC, as Lender

By:	/s/ James Murray
Name:	James Murray
Title:	Authorized Person

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

CITIZENS BANK, N.A., as Lender

By:	/s/ Ryan Goodband
Name:	Ryan Goodband
Title:	Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

BNPP IP CLO 2014-I, Ltd., as Lender

By:	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Portfolio Manager

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

BNPP IP CLO 2014-II, Ltd., as Lender

By:	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Portfolio Manager

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Empyrean Investments, LLC, as Lender

By:	/s/ C. Martin Meekins
Name:	C. Martin Meekins
Title:	Authorized Person

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

BlackRock Credit Alpha Master Fund L.P.
By: BlackRock Financial Management Inc., in its capacity as investment advisor, as lender

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

BlackRock Multi-Strategy Master Fund Limited
By: BlackRock Institutional Trust Company, N.A., Its Investment Manager, as lender

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

CA 534 Offshore Fund, Ltd
By: BlackRock Financial Management, Inc., in its capacity as investment advisor, as lender

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

The Obsidian Master Fund
By: BlackRock Financial Management, Inc., its Investment Advisor, as lender

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Mercer Multi-Asset Growth Fund, as Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Nebraska Investment Council, as Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Kansas Public Employees Retirement System, as Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Franklin US Floating Rate Plus Master Fund, as Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund, as Lender

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series, as Lender

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund, as Lender

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Franklin Floating Rate Master Trust - Franklin Lower Tier Floating Rate Fund, as Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Franklin Floating Rate Master Trust - Franklin Middle Tier Floating Rate Fund, as Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

NPB Manager Fund SPC - Segregated Portfolio 102, as Lender

By:	/s/ Qazi Manirul Alam
Name:	Qazi Manirul Alam
Title:	CEO/CIO of Investment Subadvisor

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

SDP Flagship Master Fund L.P., as Lender

By:	/s/ Qazi Manirul Alam
Name:	Qazi Manirul Alam
Title:	CEO/CIO of Investment Subadvisor

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

NPB Manager Fund, SPC - Segregated Portfolio 103, as Lender

By:	/s/ Qazi Manirul Alam
Name:	Qazi Manirul Alam
Title:	CEO/CIO of Investment Subadvisor

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

FRANKLIN CUSTODIAN FUNDS - FRANKLIN INCOME FUND, as Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President, Franklin Advisers

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

SIC JV SPV FUNDING I LLC
a Delaware limited liability company

By:	SIERRA SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company, its Designated Manager

By:	/s/ Christopher M. Mathieu
Name:	Christopher M. Mathieu
Title:	Authorized Person

[Signature Page to Second Amendment to Limited Waiver to Global Eagle Entertainment Credit Agreement]

MCC JV SPV FUNDING I LLC
a Delaware limited liability company

By:	MCC SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company, its Designated Manager

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Authorized Person

[Signature Page to Second Amendment to Limited Waiver to Global Eagle Entertainment Credit Agreement]

MEDLEY CREDIT STRATEGIES (KOC) LLC
a Delaware limited liability company

By:	Medley SMA Advisors LLC, a Delaware limited liability company, its Designated Manager

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Office

[Signature Page to Second Amendment to Limited Waiver to Global Eagle Entertainment Credit Agreement]

Ocean Trails CLO IV, as Lender

By:	Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Ocean Trails CLO V, as Lender

By:	Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Ocean Trails CLO VI, as Lender

By:	Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
ALLEGRO CLO I, Ltd as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
ALLEGRO CLO II, Ltd as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
ALLEGRO CLO III, Ltd as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
ALLEGRO CLO IV, Ltd as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
AXA UK Leveraged Loans Fund as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
FCP Columbus Diversified Leveraged Loans Fund as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
FCP Columbus Global Debt Fund as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
AXA Germany Leveraged Loans Fund as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
Matignon Loans Fund as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AXA IM Paris SA, for and on behalf of
Matignon Loans Iard Fund as Lender

By:	/s/ Matthieu Martin
Name:	Matthieu Martin
Title:	Senior Trader

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

JMP CREDIT ADVISORS CLO III LTD.
By:	JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Shawn S. O’Leary
Name:	Shawn S. O’Leary
Title:	Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

JMP CREDIT ADVISORS CLO IV LTD.
By:	JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Shawn S. O’Leary
Name:	Shawn S. O’Leary
Title:	Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Kingsland VI, as a Lender
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Kingsland VII, as a Lender
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AMMC CLO 15, LIMITED, as a Lender
BY:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AMMC CLO 16, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David. P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AMMC CLO 17, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AMMC CLO 18, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AMMC CLO 19, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AMMC CLO 20, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AMMC CLO XIII, LIMITED, as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AMMC CLO XIV, LIMITED, as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2012-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2012-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2013-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2013-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2014-5, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2015-5, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2016-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2016-2 Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle Global Market Strategies CLO 2016-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle US CLO 2016-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle US CLO 2017-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle US CLO 2017-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Carlyle US CLO 2017-3 Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

TRALEE CLO II, LTD , as a Lender
By:	Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Dennis Gorczyca
Name:	Dennis Gorczyca
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

TRALEE CLO III, LTD., as a Lender
By:	Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Dennis Gorczyca
Name:	Dennis Gorczyca
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

MACQUARIE CAPITAL FUNDING LLC, as Lender

By:	/s/ Mini Shih
Name:	Mini Shih
Title:	Authorized Signatory

By:	/s/ Ayesha Farooqi
Name:	Ayesha Farooqi
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VENTURE XII CLO, Limited, as a Lender
BY:	its investment advisor MJX Venture Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VENTURE XIII CLO, Limited, as a Lender
BY:	its Investment Advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VENTURE XIV CLO, Limited, as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VENTURE XV CLO, Limited, as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VENTURE XVI CLO, Limited, as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Venture XVIII CLO, Limited, as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Venture XXI CLO, Limited, as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Venture XXIII CLO, Limited, as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as a Lender
By:	Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Cavello Bay Reinsurance Limited, as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Commonwealth of Pennsylvania, Treasury Department , as a Lender
BY:	Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program , as a Lender
BY:	Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Kaiser Foundation Hospitals, as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Kaiser Permanente Group Trust, as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Privilege Underwriters Reciprocal Exchange, as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

PURE Insurance Company, as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO III, Ltd, as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO IV, Ltd, as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO IX, Ltd., as a Lender

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO V, Ltd., as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO VI, Ltd., as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO VII, Ltd., as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO VIII, Ltd., as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO X, Ltd., as a Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO XI, Ltd., as a Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO XII, Ltd., as a Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO XIV, Ltd., as a Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point CLO XV, Ltd, as a Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Sound Point Senior Floating Rate Master Fund, L.P., as a Lender
BY:	Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as a Lender
BY:	Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Venture XVII CLO Limited, as a Lender
BY:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Venture XXII CLO, Limited, as a Lender
By:	its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Venture XXVI CLO, Limited, as a Lender
By:	its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Arch Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Staniford Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

AGF Floating Rate Income Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance CLO 2013- 1 LTD, as Lender
By:	Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance CLO 2014-1 Ltd, as Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance CLO 2015-1 Ltd, as Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

DaVinci Reinsurance Ltd., as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Floating-Rate Income Plus Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Senior Floating-Rate Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Floating-Rate Income Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Senior Income Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Short Duration Diversified Income Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Institutional Senior Loan Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Limited Duration Income Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Floating Rate Portfolio, as Lender
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio, as Lender
By:	Eaton Vance Management, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Florida Power & Light Company, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Pacific Select Fund - Floating Rate Loan Portfolio, as Lender
By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Bank Loan Fund Series II
a Series Trust of Multi Manager Global Investment Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance Loan Fund Series III
a Series Trust of Multi Manager Global Investment Trust, as Lender
By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Renaissance Investment Holdings Ltd., as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Columbia Funds Variable Series Trust II-Variable Portfolio-Eaton Vance Floating Rate Income Fund, as Lender
By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Senior Debt Portfolio, as Lender
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Eaton Vance VT Floating-Rate Income Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

MONROE CAPITAL MML CLO 2016-1, LTD.

By:	Monroe Capital Management LLC, as Collateral Manager Attorney-in Fact, as Lender

By:	/s/ Jeff Williams
Name:	Jeff Williams
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

MONROE CAPITAL CLO 2014-1, LTD.

By:	MONROE CAPITAL MANAGEMENT LLC, as Asset Manager and attorney-in Fact, as Lender

By:	/s/ Jeff Williams
Name:	Jeff Williams
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST, as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

BNY Mellon Global High Yield Bond Fund, as a Lender
by Alcentra NY, LLC the investment manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Collective Trust High Yield Fund, as a Lender
By:	Alcentra NY, LLC, as investment manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Dreyfus/Laurel Fund Trust-Dreyfus High Yield Fund, as a Lender
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Global-Loan SV S.a.r.l., as a Lender
Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Multi-Credit SV S.a.r.l., as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Shackleton 2013-III CLO, Ltd., as a Lender
BY:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Shackleton 2013-IV CLO, LTD, as a Lender
BY:	Alcentra NY, LLC, as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Shackleton 2014-V CLO, Ltd., as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Shackleton 2014-VI CLO, Ltd., as a Lender
BY:	Alcentra NY, LLC, as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Shackleton 2015-VII CLO, Ltd., as a Lender
BY:	Alcentra NY, LLC, as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Shackleton 2015-VIII CLO, Ltd., as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Shackleton 2016-IX CLO, Ltd, as a Lender
by:	Alcentra NY, LLC, as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Shackleton 2017-X CLO, Ltd, as a Lender by Alcentra NY, LLC, as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund, as a Lender
By:	Alcentra NY, LLC, as its investment advisor

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

US Loan SV S.a.r.l., as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

Venture 28A CLO Limited, as a Lender
By:	its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VENTURE XIX CLO, Limited, as a Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VENTURE XX CLO, Limited, as a Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VENTURE XXIV CLO, Limited, as a Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

VENTURE XXIX CLO, Limited, as a Lender
By:	its investment advisor
MJX Asset Management II LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

CBAM Funding 2016-1 LLC, as Lender

By:	/s/ John H. Garrett
Name: John H. Garrett
Title: Managing Director

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]

BARCLAYS BANK PLC, as Lender

By:	/s/ May Huang
Name: May Huang Title: Assistant Vice President

[Signature Page to Second Amendment to Limited Waiver to GEE Credit Agreement]